Revaluation & Portfolio Update December 15, 2016 1

Forward-Looking Statements The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust III’s (“KBS REIT III”) Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2016 (the “Annual Report”), and in KBS REIT III’s Quarterly Report on Form 10-Q for the period ended September 30, 2016, filed with the SEC on November 8, 2016 (the “Quarterly Report”), including the “Risk Factors” contained in each filing. For a full description of the limitations, methodologies and assumptions used to value KBS REIT III’s assets and liabilities in connection with the calculation of KBS REIT III’s estimated value per share, see KBS REIT III’s Current Report on Form 8-K, filed with the SEC on December 15, 2016 (the “Valuation 8-K”). Forward-Looking Statements Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. KBS REIT III intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of KBS REIT III and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. KBS REIT III undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. KBS REIT III makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The appraisal methodology for KBS REIT III’s appraised real estate properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of KBS REIT III’s appraised real estate properties, with respect to Duff & Phelps, LLC, an independent third party real estate valuation firm (“Duff & Phelps”), and the valuation estimates used in calculating the estimated value per share, with respect to Duff & Phelps, KBS Capital Advisors LLC, KBS REIT III’s external advisor (the “Advisor”) and KBS REIT III, are the respective party’s best estimates as of September 30, 2016 or December 9, 2016, as applicable, KBS REIT III can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised real estate properties and the estimated value per share. These statements also depend on factors such as: future economic, competitive and market conditions; KBS REIT III’s ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Annual Report and Part II, Item 1A of the Quarterly Report. Actual events may cause the value and returns on KBS REIT III’s investments to be less than that used for purposes of KBS REIT III’s estimated value per share. 2

 Primary offering broke escrow March 24, 2011 (Offering price $10.00 per share)  Estimated net asset value (NAV) of $9.291 per share as of May 5, 2014 (Offering price $10.39 per share)  Estimated NAV of $9.422 per share as of Dec. 9, 2014 (Offering price $10.51 per share)  Ceased offering shares May 29, 2015, and terminated the primary offering July 28, 2015  Raised more than $1.7 billion during the primary offering (excluding proceeds from the dividend reinvestment plan)  Estimated value per share as of Dec. 8, 2015: $10.043  Estimated value per share as of Dec. 9, 2016: $10.634 3 Offering Overview 1 Data as of March 31, 2014. NAV provided solely to update the offering price in KBS REIT III’s public offering. See Supplement no. 3 to KBS REIT III’s prospectus dated April 25, 2014 (Registration No. 333-164703), filed with the SEC May 6, 2014. 2 Data as of September 30, 2014, with the exception of an adjustment for actual or estimated acquisition fees and closing costs related to six properties that were either acquired subsequent to September 30, 2014, or were under contract to purchase and were reasonably probable to close, but had not yet closed as of December 9, 2014, which were included as a reduction to the net asset value. NAV provided solely to update the offering price in KBS REIT III’s public offering. See Part II, Item 5 of KBS REIT III’s Annual Report on Form 10-K for the Year Ended December 31, 2014, filed with the SEC March 9, 2015. 3 Data as of September 30, 2015 with the exception of a reduction for acquisition fees and closing costs related to a real estate acquisition that closed subsequent to September 30, 2015 and deferred financing costs related to a mortgage loan that closed subsequent to September 30, 2015. 4 See the Valuation 8-K. 3

Total Acquisitions/Originations: $3,200,010,0341 30 Equity Assets 1 Debt Asset Total Current Portfolio: $3,383,633,6762 29 Equity Assets 0 Debt Asset Rentable Sq. Ft.: 11,049,3873 Total Leased: 95.7%4 Leverage: 55%5 Portfolio Overview (as of Sept. 30, 2016) 4 1 Represents acquisition price (excluding closing costs) of real estate properties and loans originated since inception, including one property sold and one real estate loan investment repaid prior to September 30, 2016, and excluding any subsequent capital expenditures. 2 Represents cost basis, which is acquisition price (excluding closing costs) plus subsequent capital expenditures, and for real estate properties in portfolio as of September 30, 2016. 3 Represents rentable square feet of real estate properties owned as of September 30, 2016. 4 Includes future leases that had been executed but had not yet commenced as of September 30, 2016. 5 As of September 30, 2016, KBS REIT III's borrowings and other liabilities were approximately 55% of both the cost (before deducting depreciation and other noncash reserves) and book value (before deducting depreciation) of the REIT’s tangible assets, respectively.

 KBS REIT III’s estimated value per share2 was determined in accordance with the Investment Program Association’s Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs.  Duff & Phelps, an independent, third-party real estate valuation firm, was engaged to provide a calculation of the range in estimated value per share of common stock as of December 9, 2016. Duff & Phelps based the range in estimated value per share upon: o appraisals of KBS REIT III’s real estate properties owned as of September 30, 2016, performed by Duff & Phelps; and o valuations performed by the Advisor of KBS REIT III’s other assets and liabilities. The estimated value of the mortgage debt is equal to the GAAP fair value as disclosed in the footnotes to the Quarterly Report, and the estimated values of cash and a majority of other assets and other liabilities (including the real estate construction project in-progress) are equal to their carrying values.  The estimated value per share did not include an enterprise (portfolio) premium or discount. Consideration was given to any potential subordinated participation in cash flows that would be due to the Advisor in a hypothetical liquidation if the required stockholder return thresholds are met.  KBS REIT III’s board of directors approved $10.63, which represents the mid-range value of the range in estimated value per share calculated by Duff & Phelps, as the estimated value per share of KBS REIT III’s common stock as recommended by the Advisor and KBS REIT III’s conflicts committee. Both the range in estimated value per share and the estimated value per share were based on Duff & Phelps appraisals and the Advisor’s valuations. 1 For more information, see the Valuation 8-K. 2 The estimated value of the REIT’s assets less the estimated value of the REIT’s liabilities, divided by the number of shares outstanding, all as of September 30, 2016. Valuation1 5

Valuation 6 On December 9, 2016, KBS REIT III’s Board of Directors approved an estimated value per share of $10.63.1 The following is a summary of the estimated value per share changes within each asset and liability group from the December 2015 estimated value per share: 1 Based on the estimated value per share of KBS REIT III’s assets less estimated value of KBS REIT III’s liabilities, divided by the number of shares outstanding, all as of September 30, 2016. 2 Operating cash flow reflects modified funds from operations (“MFFO”) adjusted to add back the amortization of deferred financing costs. KBS REIT III computes MFFO in accordance with the definition included in the practice guideline issued by the IPA in November 2010. December 2015 Estimated Value Per Share $ 10.04 Changes to real estate Real estate 1.03 Capital expenditures on real estate (0.47) Total changes related to real estate 0.56 Changes due to acquisition-related costs, financing costs and operating cash flows Acquisition-related costs and financing costs (0.02) Operating cash flows in excess of monthly distributions declared2 0.05 Total changes due to acquisition-related costs, financing costs and cash flows 0.03 Changes to other assets and liabilities Notes payable 0.06 Interest rate swap liability (0.05) Other changes, net (0.01) Total changes to fair value of other assets and liabilities 0.00 Total change in estimated value per share 0.59 December 2016 Estimated Value Per Share $ 10.63

Real Estate Updates 7 Legacy Town Center The appraised value increased $21.9 million from prior year appraised value due to the following:  The asset performed well in 2016. The physical occupancy was approximately 97% as of September 30, 2016. Despite having leases expiring (approximately 50,000 sf in 2016), KBS REIT III maintained almost a 100% leased occupancy (includes future leases that had been executed but had not yet commenced as of September 30, 2016).  Significant increase in the rental rates in the market.  The submarket continues to be one of the best in Texas as Toyota, JP Morgan, Liberty Mutual and FedEx just relocated across the freeway.  Vacancy rates have been steady despite new construction.  Cap rate compression due to demand in the market.  Recent trades in the market at increased pricing compared to prior years. RBC Plaza The appraised value increased $15.8 million from prior year appraised value due to the following:  Comparable transaction in the Minneapolis CBD supports increase in value  Plaza VII (now PwC Plaza) sold in June 2016 for approximately $244/psf ($82.0 million).  Material building leases  A tenant has expanded into 31,595 sf (11-year term) to take the entire renovated/repositioned third floor.  New 10-year lease of 23,352 sf.  The repositioning of the former retail spaces, the related expansion of the building’s total rentable area and a lease-up of vacancies, including those created by repositioning and renovation efforts, have created an increase in NOI from the building. 171 17th St The appraised value increased $14.2 million from prior year appraised value due to the following:  Market improvement / growth focused on in-town urban submarkets with amenities and transportation infrastructure. • KBS REIT III purchased 171 17th in August 2014 just prior to the tightening of the Midtown Atlanta submarket. Between Q2 2015 and Q2 2016, Midtown led the overall market in rent growth and absorption.  Rent growth resulting from market tightening and capital improvements • Net rents were underwritten at $17.50/psf to $20.37/psf in year five. This compares to signed leases through December 9, 2016 of 19,299 sf of new leases and 14,860 sf in renewals at rates between $21.50/psf to $22.00/psf. This was a result of market tightening and KBS REIT III’s investment in speculative suites and improvements to the asset, including a new café and building conference center.

Distribution History & Yield 1 Based on distributions declared as of November 7, 2016. Total distributions paid through September 30, 2016, consisted of 48% paid in cash and 52% reinvested through the dividend reinvestment plan. KBS REIT III funded its total distributions paid through September 30, 2016, which includes net cash distributions and dividends reinvested by stockholders, as follows: 85% from cash flow from operating activities and 15% from debt financing. For more information, please refer to KBS REIT III’s public filings. For purposes of determining the source of distributions paid, KBS REIT III assumes first that it uses cash flow from operating activities from the relevant or prior periods to fund distribution payments. 2 KBS REIT III’s charter permits it to pay distributions from any source, including offering proceeds or borrowings (which may constitute a return of capital), and does not limit the amount of funds it may use from any source to pay such distributions. If KBS REIT III pays distributions from sources other than cash flow from operating activities, it will have less funds available to make real estate investments and the overall return to its stockholders may be reduced. There are no guarantees that KBS REIT III will pay distributions. Because a portion of the distributions paid to date were paid with borrowings and in the future KBS REIT III may not pay distributions solely from cash flow from operating activities, distributions may not be sustainable. For more information, please refer to KBS REIT III’s public filings.  Distribution History1: • June 24, 2011–Jan. 31, 2017, Daily Record Dates: $0.65/share on an annualized basis  Current distribution rate would equal a 6.50% annualized rate based on the initial $10.00 primary offering price per share, or 6.11% based on the December 9, 2016, estimated value per share of $10.63.2 8

9 Portfolio Overview 1 Reflects weighted-average lease percentage as of the acquisition date taking into account all real estate owned as of each respective date. Lease % includes future leases that had been executed but had not yet commenced as of September 30, 2016 88.0% 90.0% 92.0% 94.0% 96.0% 98.0% 100.0% Leased % at Acquisition1 vs. Actual Leased % Delta Current Leased % Acq Leased %

Carillon INVESTMENT AT A GLANCE Location: Charlotte, NC Property Type: Class A Office Acquisition Date: January 15, 2016 Purchase Price: $147,000,000 No. of Buildings: 1 No. of Stories: 24 Square Footage: 476,308 SF Year Built: 1991 Leased Percentage (at Acquisition): 91.5% Leased Percentage (as of 9/30/16): 94.1% Acquisition Update 10

Hardware Village INVESTMENT AT A GLANCE Location: Salt Lake City, UT Investment Type: Construction in-Progress JV multi-family development KBS REIT III Interest: 99.24% No. of Buildings: 2 No. of Stories: 6 Total Projected Cost: $111,700,000 Expected Completion: Q1/Q2 2018 Portfolio Update Hardware Village is a 466-unit multi-family, Class A apartment community being built on the excess land included with KBS REIT III’s purchase of Gateway Tech Center. The property will consist of two six-story residential buildings with high-end/luxury finishes. Hardware Village’s planned amenities include a rooftop garden, swimming pools (lap and lounging), spa, BBQ areas, fire pits, fitness and yoga room, clubhouse, WiFi lounges, sports bar, conference rooms, bicycle storage and repair area, dog grooming area, coffee shop and parking garage. 11

 Account statements reflect the estimated value per share of $10.63, beginning with December 2016 statements.  Stockholder letter included with December 2016 statements mailed in early January 2017.  Online estimated value per share visible through DST updated to show the current estimated value per share. Stockholder Communication 12

 Complete major capital projects, such as renovations of amenity enhancements, with the goal of attracting quality tenants  Lease-up and stabilize the remainder of the portfolio  Distribute operating cash flows to stockholders 2017 Goals & Objectives 13

KBS REIT III is providing this estimated value per share to assist broker dealers that participated in KBS REIT III’s now-terminated initial public offering in meeting their customer account statement reporting obligations. This valuation was performed in accordance with the provisions of and also to comply with the IPA Valuation Guidelines. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share of KBS REIT III’s common stock, and this difference could be significant. The estimated value per share is not audited and does not represent the fair value of KBS REIT III’s assets less the fair value of KBS REIT III’s liabilities according to GAAP. KBS REIT III can give no assurance that: • a stockholder would be able to resell his or her shares at KBS REIT III’s estimated value per share; • a stockholder would ultimately realize distributions per share equal to KBS REIT III’s estimated value per share upon liquidation of KBS REIT III’s assets and settlement of its liabilities or a sale of KBS REIT III; • KBS REIT III’s shares of common stock would trade at the estimated value per share on a national securities exchange; • another independent third-party appraiser or third-party valuation firm would agree with KBS REIT III’s estimated value per share; or • the methodology used to determine KBS REIT III’s estimated value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements. Further, the estimated value per share is based on the estimated value of KBS REIT III’s assets less the estimated value of KBS REIT III’s liabilities, divided by the number of shares outstanding, all as of September 30, 2016. The value of KBS REIT III’s shares will fluctuate over time in response to developments related to future investments, the performance of individual assets in KBS REIT III’s portfolio and the management of those assets, the real estate and finance markets and due to other factors. KBS REIT III’s estimated value per share does not reflect a discount for the fact that KBS REIT III is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. KBS REIT III’s estimated value per share does not take into account estimated disposition costs and fees for real estate properties, debt prepayment penalties that could apply upon the prepayment of certain of KBS REIT III’s debt obligations, the impact of restrictions on the assumption of debt or swap breakage fees that may be incurred upon the termination of certain of KBS REIT III’s swaps prior to expiration. The estimated value per share does not take into consideration acquisition-related costs and financing costs related to future acquisitions. KBS REIT III currently expects to utilize an independent valuation firm to update its estimated value per share in December 2017. Valuation Information 14

Thank you! KBS Capital Markets Group Member FINRA & SIPC 800 Newport Center Dr., Suite 700 Newport Beach, CA 92660 (866) 527-4264 15